Exhibit 99.12

                                                Marketing Direct Concepts, Inc.
                                                333 N. Rancho, Suite 900
                                                Las Vegas, NV 89106

                                                January 13, 1998


Saf T Lok Incorporated
18245 S.E. Federal Highway
Tequesta, FL  33469

     Re: Issuance of Saf T Lok Incorporated Common Stock and Stock Purchase
         Warrants

Dear Ladies and Gentlemen:

     In connection with the issuance by Saf t Lok Incorporated (the "Company") its common stock and stock purchase warrants to Marketing Direct Concepts, Inc. ("MDC"), MDC hereby represents and warrants as follows:

     1. MDC is acquiring the common stock for MDC's own account and not on behalf of other persons and for investment purposed only and not with a view to or for resale or distribution of the common stock. MDC has no contract, agreement or arrangement with any person or entity, to sell, transfer, or pledge to such person or entity, the common stock nor has any present intention of distributing the common stock or of selling the common stock under any contract, agreement, or arrangement.

     2. MDC has had an opportunity to ask questions of, and receive answers from, appropriate executive officers of the Company concerning the Company and the terms and conditions of the issuance of the common stock. MDC has had access to full and fair disclosure of all material information con-cerning the Company, including, but not limited to, all material books and records of the Company and all material contracts and documents relating to the sale and purchase of the common stock as well as the Company's annual report for 1996, proxy statement for 1996, Form 10-K for the year ended December 31, 1996 and all filings since the filing of the Company's most recent Form 10-K. The Company has made available for inspection all material documents relating to the Company's business and has not refused in any way to permit MDC to inspect any document requested by MDC.

     MDC further understands that the common stock being issued pursuant to the Agreement, dated October 24, 1997 and amended December 11, 1997 between MDC and the Company is not registered with the Securities and Exchange Commission, has been acquired pursuant to an investment representation by MDC and shall not be sold, pledged, hypothecated, donated or otherwise transferred, whether or not for consideration, by MDC, and the Company may not permit the transfer of such common stock, except upon the issuance to the Company of a favorable opinion of counsel, or the submission to the Company of such other evidence as may be sat-isfactory to counsel for the Company. In either case, to the effect that any such transfer shall not be in violation of the Securities Act of 1933, as amended, and any applicable state securities laws. MDC acknowledges and agrees that a conspicuous and appropriate legend shall be placed on any certificate or certificates delivered to it in connection with the Agreement in substantially the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED PURSUANT TO AN INVESTMENT REPRESENTATION ON THE PART OF THE PURCHASER HEREOF AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANS-FERRED, WHETHER OR NOT FOR CONSIDERATION, BY THE PURCHASER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL, SATIS-FACTORY TO COUNSEL FOR THE COMPANY, OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO SUCH COUNSEL. IN EITHER CASE TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIO-LATIONOF THE SECURITIES ACT OF 1933, AS AMENDED (THE"ACT"), AND AP-PLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE ACT OR ANY STATE SECURITIES LAWS.

     The certificate or certificates will also bear any other legends required by applicable state securities laws.


Marketing Direct Concepts, Inc.           Saf T Lok Incorporated



By: /s/ Michael Calderone                 By: /s/ John L.Gardner
    Michael Calderone, President             John L. Gardner, President


25,000 shares of Saf T Lok Incorporated common stock were issued pursuant to this Investment Letter on March 25, 1998